UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021

Blackstone Private Credit Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor New York, New York		10154
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (212) 503-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by Blackstone Private Credit Fund, a Delaware statutory trust (the “Fund”) with the Securities and Exchange Commission (“SEC”) on March 11, 2021 (the “Initial Form 8-K”). As previously reported in the Initial Form 8-K, on March 5, 2021, pursuant to a Securities Purchase Agreement, dated March 5, 2021, by and among the Fund, Twin Peaks Parent LLC, a Delaware limited liability company not affiliated with the Fund (the “Seller”), BCRED Twin Peaks LLC (“Holdco”), Teacher Retirement System of Texas, an investor in Seller, and Blackstone Credit BDC Advisors LLC, the Fund’s investment adviser, the Fund acquired Holdco which includes a portfolio of assets from Seller consisting of loans to 41 borrowers (including delayed draw term loans), five equity investments, cash and other assets for an aggregate purchase price of $721.0 million (the “Transaction”).

Amendment No. 1 is being filed solely to include audited financial statements of Holdco and supplemental disclosure information as required by Regulation S-X Rule 6-11 related to fund acquisitions. With respect to supplemental disclosure information, the Fund has (i) included a current fee and expense information table, showing solely the fee structure of the combined entity because the pro forma fees would not be materially different pre- and post-Transaction, (ii) determined that the Transaction would not result in a material change in Holdco’s investment portfolio due to investment restrictions and (iii) determined that there are no material differences in accounting policies between the Fund and Holdco.

Pursuant to the instructions to Item 9.01 of Form 8-K, the Fund hereby files this Amendment No. 1 to amend the Initial Form 8-K in order to include the required financial statements and supplemental disclosure information that were previously omitted.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements and the Fund’s fees and expense information are filed as Exhibits 99.1 and 99.2, respectively, to this report and incorporated in their entirety herein by reference:

Consolidated Financial Statements of GSO Direct Lending Fund-D LP (subsequently renamed BCRED Twin Peaks LLC) as of and for the year ended December 31, 2020.

Independent Auditor’s Report

Consolidated Statements of Financial Condition as of December 31, 2020

Consolidated Schedules of Investments as of December 31, 2020

Consolidated Statements of Operations for the Year Ended December 31, 2020

Consolidated Statements of Changes in Partners’ Capital for the Year Ended December 31, 2020

Consolidated Statements of Cash Flows for the Year Ended December 31, 2020

Notes to the Consolidated Financial Statements for the Year Ended December 31, 2020

Fees and Expenses Information

(d) Exhibits

99.1	Consolidated Financial Statements of GSO Direct Lending Fund-D LP as of and for the year ended December 31, 2020

99.2	Fees and Expense Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE CREDIT FUND

Date: May 17, 2021	By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Chief Compliance Officer, Chief Legal Officer and Secretary

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